Monaker Group, Inc. 8-K

Exhibit 10.1

INDUCEMENT AGREEMENT

THIS INDUCEMENT AGREEMENT (the “Agreement”) dated as of April 10, 2019, effective as of February 8, 2019 (the “Effective Date”), is made by and between Verus International, Inc., a Delaware corporation (the “Company”) and Monaker Group, Inc., a Nevada corporation (“Monaker”).

WHEREAS, Monaker owns 44,470,101 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Stock);

WHEREAS, on the Effective Date, the Company entered into a securities purchase agreement with an accredited investor whereby the Company issued such investor an 8% convertible promissory note in the original principal amount of $1,250,000 and a three-year warrant to purchase up to 925,925,925 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) (the “Offering”); and

WHEREAS, the Company will execute and deliver this Agreement and shall agree to certain conditions as set forth in more detail herein which were required to induce Monaker to consent to amend and restate the Series A Preferred Stock Certificate of Designations, Preferences and Rights, as attached hereto as Exhibit A (the “Series A COD”), in connection with the Offering.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.

Consideration to Amend and Restate the Series A COD. To induce Monaker to consent to amend and restate the Series A COD, as attached hereto as Exhibit A, to remove certain anti-dilution provisions contained therein in connection with the Offering, the Company has provided Monaker the right to participate in any future financings (other than the Offering) that the Company undertakes in order to avoid any further dilution to Monaker at Monaker’s sole discretion until such time that no shares of Series A Preferred Stock are owned by Monaker.

2.

Issuance of Shares of Common Stock Pursuant to Settlement Agreement. The Company agrees to issue Monaker 152,029,899 shares of Common Stock (the “Anti-Dilution Shares”) pursuant to Section 2(j) of the Settlement Agreement by and among the Company, Monaker, American Stock Transfer & Trust Company, LLC and NestBuilder.com Corp. executed on or about December 22, 2017, a copy of which is attached hereto as Exhibit B (the “Settlement Agreement”), which shares shall be in addition to the Series A Preferred Stock which shall remain outstanding. The Company and Monaker agree that the holding period for the Anti-Dilution Shares shall tack to the date of the Settlement Agreement pursuant to Rule 144 (as defined herein) for all matters. The Company agrees to use its best efforts to issue such Anti-Dilution Shares no later than ten (10) days after the date the Company has increased its authorized shares (the “Anti-Dilution Issuance Deadline”). If the Company fails to issue the Anti-Dilution Shares by the Anti-Dilution Issuance Deadline, the Company shall pay Monaker a penalty of Ten Thousand Dollars ($10,000.00) per business day until the Anti-Dilution Shares have been issued. Notwithstanding the above, if the Company fails to meet the Anti-Dilution Issuance Deadline, the Company shall have the right to cure such failure within five (5) days of the Anti-Dilution Issuance Deadline. It is understood and agreed that the Amended Series A COD (as defined herein) shall be filed prior to the issuance of the Anti-Dilution Shares.

3.

Monaker Ownership of Securities of the Company. Monaker hereby represents that as of the date hereof and as of the Effective Date that it does not own any shares of Common Stock or preferred stock of the Company other than the Series A Preferred Stock.

4.

Conversion of Series A Preferred Stock. As an additional inducement, the Company agrees use its best efforts to issue shares of the Company’s Common Stock upon conversion of the Series A Preferred Stock (the “Conversion Shares” and together with the Anti-Dilution Shares, the “Shares”) no later than ten (10) days after the Company receives a notice of conversion (the “Notice of Conversion”) with respect to the Series A Preferred Stock from Monaker (the “Issuance Deadline”). If the Company fails to issue the Conversion Shares by the Issuance Deadline, the Company shall pay Monaker a penalty of Five Thousand Dollars ($5,000.00) per business day until the Conversion Shares have been issued. Notwithstanding the foregoing, if, the Company fails to meet the Issuance Deadline, the Company shall have the right to cure such failure on two (2) occasions within five (5) days of the Issuance Deadline (the “Two-Time Right to Cure”). If such failure is not cured within such five (5) day period by the Company, such failure shall be deemed a failure to meet the Issuance Deadline. After the Two-Time Right to Cure, the Company shall have no right to cure any failure to meet the Issuance Deadline. The holding period of the Conversion Shares shall tack back to the original date of the issuance of the Series A Preferred Stock pursuant to Rule 144 for all matters. It is agreed by the parties that the Company shall, within twenty (20) days of the execution of this Agreement, amend the Series A COD (the “Amended Series A COD”) to include a 9.99% beneficial ownership limitation provision which provision may be waived by Monaker with 61 days prior written notice to the Company. Monaker hereby agrees to take any and all actions necessary to facilitate the filing of such amendment. It is understood and agreed that it is the intention of the parties that Monaker shall not be treated as an Affiliate (as defined herein) of the Company for purposes of Rule 144.

5.

Legend Removal.

a.

The Series A Preferred Stock and the Shares may only be sold or otherwise disposed of in compliance with state and federal securities laws. In connection with any transfer of Series A Preferred Stock or Shares other than pursuant to an effective registration statement or Rule 144 (as discussed below), to the Company or to an Affiliate of Monaker or in connection with a pledge as contemplated in Section 5(b), the Company shall require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred securities under the Securities Act of 1933, as amended (the “Securities Act”).

b.

Monaker agrees to the imprinting, so long as is required by this Section 5, of a legend on any of the Series A Preferred Stock or Shares in the following form:

[NEITHER] THIS SECURITY [NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE] HAS [NOT] BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY [AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY] MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

The Company acknowledges and agrees that Monaker may, from time to time, pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Series A Preferred Stock or Shares to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and, if required under the terms of such arrangement, Monaker may transfer pledged or secured Series A Preferred Stock or Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At Monaker’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Series A Preferred Stock or Shares may reasonably request in connection with a pledge or transfer of the Series A Preferred Stock or Shares.

c.

Certificates evidencing the Shares shall not contain any legend (including the legend set forth in Section 5(b) hereof): (i) while a registration statement covering the resale of such Shares is effective under the Securities Act, or (ii) following any sale of such Shares or pursuant to Rule 144, or (iii) if such Shares are eligible for sale under Rule 144, or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). If all or any portion of the Series A Preferred Stock is converted at a time when there is an effective registration statement to cover the resale of the Conversion Shares, or if such Conversion Shares may be sold under Rule 144 or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) then such Conversion Shares shall be issued free of all legends.

6.

Definitions.

a.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person as such terms are used in and construed under Rule 405 under the Securities Act.

b.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

c.

“Rule 144” means Rule 144 promulgated by the Securities and Exchange Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Securities and Exchange Commission having substantially the same purpose and effect as such Rule.

7.

Miscellaneous.

a.

Notices. Any notices hereunder to the Company or Monaker shall be in writing. If sent by facsimile or electronic mail, such notices shall be deemed to have been given when sent (provided that electronic confirmation of receipt is received by the sender, and provided that a confirming copy of the fax is sent by registered or certified mail, return receipt requested, postage prepaid). If sent by hand delivery or special courier (e.g., Federal Express), such notices shall be deemed to have been given on the date of delivery thereof as reflected on written confirmation of such delivery. All notices shall be addressed as follows (or to such other address or addresses of which any party shall provide written notice to the other parties hereto):

If to the Company:

Verus International, Inc.

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

Attn: Anshu Bhatnagar, Chief Executive Officer

Email: ab@verusfoods.com

With a copy to (which shall not constitute notice):

Sheppard Mullin Richter & Hampton LLP

30 Rockefeller Plaza, 38th Floor

New York, NY 10112

Attn: Andrea Cataneo, Esq.

Email: ACataneo@sheppardmullin.com

If to Monaker:

Monaker Group, Inc.

2893 Executive Park Drive, Suite 201

Weston, Florida 33331

Attn: Bill Kerby, Chief Executive Officer

Email: bkerby@monakergroup.com

 With a copy to (which shall not constitute notice):

The Loev Law Firm, PC

6300 West Loop South, Suite 280

Bellaire, TX 77401

Attn: David M. Loev, Esq.

Email: dloev@loevlaw.com

b.

Entire Agreement; Amendments. This Agreement contains the entire agreement and supersedes all prior agreements and understandings, oral or written, between the parties hereto with respect to the subject matter hereof. This Agreement may not be changed orally, but only by an agreement in writing signed by the Company and Monaker.

c.

Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

d.

Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

e.

Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

f.

Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise this Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the this Agreement or any amendments thereto.

g.

Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state or federal courts located in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state or federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

VERUS INTERNATIONAL, INC.

/s/ Anshu Bhatnagar
By: Anshu Bhatnagar
Title: Chief Executive Officer

MONAKER GROUP, INC.

/s/ William Kerby
By: William Kerby
Title: Chief Executive Officer

- 7 -